 June 15, 2022  Fourth Quarter and Fiscal 2022 Earnings Review  Brian Napack, President and CEO  Christina Van Tassell, EVP and CFO

 SAFE HARBOR STATEMENT  This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2023 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.  NON-GAAP MEASURES  In this presentation, management provides the following non-GAAP performance measures:  Adjusted Earnings Per Share (“Adjusted EPS”);  Free Cash Flow less Product Development Spending;  Adjusted Contribution to Profit (“Adjusted CTP”) and margin;  Adjusted EBITDA and margin;  Organic revenue; and  Results on a constant currency (“CC”) basis.  Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period applying the same foreign currency exchange rates for the current and equivalent prior period. We have not provided our 2023 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP.

 3  $2.08B  Revenue  83%  Digital & Services  $433M  Adjusted EBITDA  58%  Recurring Revenue*  $223M  Free Cash Flow  28 Years  Dividend Increases  *Recurring revenue is revenue that is contractually obligated or set to recur with a high degree of certainty

 Research Publishing  Research Solutions  Education Products  Education Services  Cross the divide to lead the transition to open research  Bridge the gap to connect education to career outcomes  Leader in Scientific Research & Career-Connected Education

Fiscal 2022 Review

Metric (Millions, ex-EPS)	FY22 Outlook	FY22 Reported	FY22 Growth*	FY20-FY22 CAGR*
Revenue	$2,070 to $2,100	**$2,083**	**+7%**	**+7%**
Adj. EBITDA	$415 to $435	**$433**	**+3%**	**+10%**
Adj. EPS**	$4.00 to $4.25	**$4.16**	**+4%**	**+12%**
Free Cash Flow**	$200 to $220	**$223**	**-13%#**	**+14%**

- Delivered on outlook even with post-COVID, market-related challenges in higher education (US enrollment declines)
- Materially improved our organic revenue growth profile, driven by Research and Talent Development
- Earnings growth muted by planned strategic and operational investments and challenges in higher education
- Drove solid Fiscal 2020-2022 performance across all metrics
- Surpassed $2B in revenue for the first time ever

^

**As reported (including currency impact and acquisitions)*
***GAAP EPS of $2.62 vs. $2.63 in Fiscal 2021 and Cash From Operations of $339M vs. $360M in Fiscal 2021*
#FY22 Free Cash Flow change due to prior year one-time favorable items, including cash tax refund and timing of higher incentive comp

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Fiscal 2022: Leading Transition to Open Research

FY22 Commitment	Outcomes
Publish more research to meet global demand	7% growth in output. Down 3% organically vs. COVID surge; 2-year CAGR +6%; 19% growth in pure OA output (excluding Hindawi); pricing power strong
Drive Hindawi integration and revenue synergies	Integration complete; 36% growth in Hindawi publishing output; strong double-digit growth in revenue and exceptional profitability
Scale offerings for societies and corporations	Platforms +8%; Corporate +16%; Solutions expanded via multiple acquisitions; 36 new Solutions partners; 16% now subscribe to more than one Wiley service
Expand publishing capacity and drive automation	50% of rejected articles now offered a Wiley referral, up from 33% in FY21; Material improvement in publishing cycle time

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FY22 Commitment  Outcomes  Expand online degree programs and drive online enrollment   5 universities signed, 3 not renewed; 81 online degree programs added  Online enrollment growth (+1%) slowed due to strong labor market  Expand student acquisition capabilities  Acquired XYZ Media to drive enrollment and reduce student acquisition costs  Generates approximately 140K qualified student leads per year universities  Scale digital content and courseware  Digital content revenue +6%; zyBooks courseware +15%  zyBooks now in 903 institutions, up from 855  Expand corporate services pipeline and relationships   19 corporate clients signed; new industry verticals and upskill programs  IT placements with existing clients up 112%; revenue growth 70%+  Fiscal 2022: Connecting Education to Career Outcomes

 Fiscal 2022: Driving Impact and ESG Progress     America’s Most Trusted Companies;  Most Trusted Company in Media   Rated Low Risk;  ESG Regional Top Rated  Driving real-world impact across multiple SDGs, including Climate Action, Reducing Inequalities, and Quality Education   Drive real-world impact in line with UN Global Compact  √  Drive CarbonNeutral® certification across our Global Operations; 100% renewable energy through green tariffs and energy attribute certificates; progress toward science-based targets  √  Drive DEI initiatives and disclose diversity metrics   √  Drive strong ESG ratings from third party assessors   √

 Performance Financial Position Outlook

 Fourth Quarter 2022 Summary  Revenue*  +4%  $546M  GAAP EPS  +4%  $0.76  Adj. EPS  -6%  $1.08  Adj. EBITDA  Flat  $111M  All variances at constant currency except GAAP EPS  *Q4 organic revenue at CC +2%  Q4  Summary  Strong continued momentum in open research, research partner solutions, corporate talent development, and corporate training offsetting market-related challenges in University Services, Education Publishing and trade publishing  Earnings performance due to revenue performance and second half investments in Research and Talent Development growth initiatives

 Research Publishing & Platforms  (millions)  Q4 2022  Change  Change CC  Research Publishing   $282  4%  6%  Research Platforms  $16  43%  44%   TOTAL REVENUE  $298  5%  8%   ADJUSTED EBITDA  $101  12%  ADJ. EBITDA MARGIN  34%  FY 2022  Change  Change CC  $1,057  9%  8%  $54  27%  27%  $1,111  9%  9%  $390  10%  35%  Full Year Summary  Strong performance driven by open access, platforms, and corporate solutions  Continued momentum for transformational, multi-year ‘read and publish’ agreements, with 27 signed across regions; 35% of traditional subscription business now successfully migrated to new multi-year model  Research Solutions buildout accelerated by multiple acquisitions; strong momentum in signing up new partners and upselling existing partners  Profit growth driven by higher revenue; 35% Adj. EBITDA margin even with prior year   53%  Share of Total Wiley Revenue     35%  Adj. EBITDA  Margin  Revenue at constant currency and excluding acquisitions +5% FY22 and +6% Q4

 Academic & Professional Learning  (millions)  Q4 2022  Change  Change CC  Education Publishing  $89  (8%)  (7%)  Professional Learning  $71  (5%)  (3%)   TOTAL REVENUE  $160  (7%)  (5%)   ADJUSTED EBITDA  $44  (3%)  ADJ. EBITDA MARGIN  27%  FY 2022  Change  Change CC  $350  (3%)  (4%)  $297  6%  6%  $647  1%  1%  $181  10%  28%  31%  Share of Total Wiley Revenue     28%  Adj. EBITDA  Margin  Full Year Summary  Education Publishing decline mainly from lower US enrollment and an unfavorable comparison to prior year digital surge; digital content +6%; zyBooks courseware +15%; print –9%  Professional Learning growth due to continued strong performance in corporate training (back to pre-COVID levels) and growth in trade publishing  Adjusted EBITDA growth driven by revenue growth and lower employee costs; Adjusted EBITDA margin of 28%, up from prior year margin of 26%

 Education Services  (millions)  Q4 2022  Change  Change CC  University Services  $58  (9%)  (9%)  Talent Development   $29  73%  78%   TOTAL REVENUE  $87  8%  9%   ADJUSTED EBITDA  $11  (29%)  ADJ. EBITDA MARGIN  12%  FY 2022  Change  Change CC  $226  (1%)  (1%)  $99  74%  72%  $325  14%  14%  $37  (26%)  12%  16%  Share of Total Wiley Revenue     12%  Adj. EBITDA  Margin  Full Year Summary  Signed 19 new corporate clients across industry verticals (5 signed in Q4) and grew IT talent placements by 112%. Mthree rebranded to Wiley Edge.   Margin decline from investments to drive placement growth and expand corporate client relationships; Adjusted EBITDA margin of 12% down from 18% in the prior year  University Services decline reflects market-wide enrollment challenges (+1% for FY22 vs. +14% in prior year) and easing of pandemic tailwinds   Signed 5 new university partners (4 in Q4) and added 81 new programs (23 in Q4); 68 total partners at year end, up from 66  Revenue at constant currency and excluding acquisitions +12% FY22 and +6% Q4

 Strong Cash Flow and Balance Sheet  Free Cash Flow  millions  Net Debt to EBITDA  $173  $257*  $223  1.6  1.7  1.6  *elevated by $21M tax refund and lower capex spend due to COVID

 Capital Allocation  Item   FY22 Highlights  FY20   FY21  FY22  Capex  Research: Automation and Platform development   Education: Courseware development   Corporate: Backoffice systems  $115  $103  $116  Acquisitions  J&J Editorial (Research)  Knowledge Unlatched (Research)  eJournal Press (Research)  XYZ Media (Education)   $230  $300  $76  Dividends  28th consecutive annual raise;  2.6% current yield; 30% payout ratio  $76.7  $76.9  $77.2  Repurchases  $197M remaining in current program  $47  $16  $30  Fiscal 2023   Capex projected to be $115-$125M focused on development of new products and digital commerce platform  Targeted M&A strategy focused on expanding journal portfolio, research solutions offerings, and corporate talent development capabilities  Annual dividend review in late June 2022

 Operational Excellence Update  Restructuring   Targeted reduction to generate an approximate $19-$21M charge in Q1, to also include real estate optimization  Expected to yield approximately $30-$35M in run rate savings ($20-$25M in Fiscal 23, already reflected in current outlook)  Real Estate Optimization  Wiley benefitting from hybrid workforce model globally   Existing office footprint reduced by 18% since spring 2020, including four offices this quarter  Operational Effectiveness and Simplification  Process re-engineering, standardization and automation ongoing  Additional cost savings opportunities to be identified throughout the year

 Fiscal 2023: Outlook  Metric (Millions, except EPS)  Fiscal 2022*  Fiscal 2023 Outlook* At Constant Currency  FX Impact**  Fiscal 2023 Outlook^ At Spot Rates  Revenue  $2,083  $2,175 to $2,215  ($75)  $2,100 to $2,140  Adjusted EBITDA  $433  $425 to $450  ($25)  $400 to $425  Adjusted EPS  $4.16  $3.70 to $4.05  ($0.30)  $3.40 to $3.75  Free Cash Flow  $223  $210 to $235  ($25)  $185 to $210  At constant currency  Revenue: mid-single digit growth mainly driven by Research and Education Services   EBITDA: higher revenue partially offset by higher employee costs and targeted growth investments   EPS: impacted by higher interest expense, higher tax expense, and lower pension income (combined -$0.35)  FCF: positive cash earnings and lower incentive payouts offset by higher cash taxes, interest and capex  *Based on Fiscal 2022 average rates of 1.15 euro and 1.36 British pound  **Variance between Fiscal 2022 average rates and spot rates as of June 10: 1.06 euro and 1.24 British pound  ^Fiscal 2023 outlook at spot rates as of June 10

 Fiscal 2023: Driving Growth and Optimization  18  Driving solid organic revenue growth through consistent strategies aligned with market trends  Prioritizing reinvestment in Research Publishing & Solutions, and Corporate Talent Development  Accelerating operational excellence initiatives and focusing on margin expansion beyond Fiscal 2023  Balancing capital allocation for profitable growth investments and return to shareholders   Company to share long range financial targets at Fiscal 23 Investor Day

 Fiscal 2023: Key Priorities  Education  Drive publishing growth to meet global demand   Extend transformational agreements globally  Drive growth and go-to-market in Research Solutions  Continue to streamline publishing operations  Expand corporate client base for talent development  Drive university partnerships and programs  Drive differentiated courseware offerings  Drive efficiency gains across Ed Services and APL  Research

 Key Takeaways  Delivered on Fiscal 2022 outlook for revenue, earnings and cash flow  Driving solid organic revenue growth from positive market dynamics in key areas  Favorable long-term growth trends continuing in scientific research and career-connected education  Accelerating operational excellence initiatives and focusing on margin expansion beyond Fiscal 2023  Strong balance sheet and cash flow enabling balanced capital allocation, including driving profitable growth and rewarding long term shareholders

 Thank you for joining us  Investor website at https://investors.wiley.com/  Q1 2023 Earnings Call – September 2022  Contact us for follow-up at: 201.748.6874 or brian.campbell@wiley.com

 Appendix – Reconciliation of US GAAP to Non-GAAP EPS  See accompanying notes on following page

 Appendix – Reconciliation of US GAAP to Non-GAAP EPS

 Appendix – Reconciliation of Net Income to Adjusted EBITDA